SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 24, 2003

            Turnstone Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-28843	77-0473640
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2220 Central Expressway, Santa Clara, California	95050
(Address of Principal Executive Offices)	(Zip Code)

(408) 907-1400

Registrant’s telephone number, including area code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. OTHER EVENTS.

A copy of the press release issued by the Registrant on April 24, 2003 is filed herewith as Exhibit 99.1 and is incorporated herein by reference in its entirety.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1	Press Release of Registrant, dated April 24, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TURNSTONE SYSTEMS, INC. (Registrant)

Date:	April 24, 2003	By:	/s/ RICHARD N. TINSLEY
(Signature) Richard N. Tinsley President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release of Registrant, dated April 24, 2003